EXHIBIT 25.1c

Form T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, NY	10286
(Address of Principal Executive Offices)	(Zip Code)

Toyota Auto Receivables Trust

(Issuer with respect to securities)

Toyota Auto Finance Receivables LLC

(Exact name of Registrar as specified in its charter)

Delaware	95-4836519
(State or other jurisdiction of incorporation or organization	(I.R.S. employer identification no.)

19300 Gramercy Place Torrance, CA	90509
(Address of Principal Executive Offices)	(Zip Code)

Asset Backed Securities

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State New York, NY	2 Rector Street, N.Y., NY 10006, and Albany, 12203

Federal Reserve Bank of New York	33 Liberty Plaza, N.Y., NY 10045

Federal Deposit Insurance Corporation	Washington, DC 20429

New York Clearing House Association	New York, NY 10005

(b)	Whether it is authorized to exercise corporate trust powers.

       Yes.

2.	Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None

16    List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York, a New York banking corporation, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the 19th day of April, 2002.

The Bank of New York, as Trustee for

By:	/s/ JOHN BOBKO John Bobko Assistant Treasurer

Form T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, NY	10286
(Address of Principal Executive Offices)	(Zip Code)

Toyota Motor Credit Corporation

(Issuer with respect to securities)

Toyota Auto Finance Receivables LLC

(Exact name of Registrar as specified in its charter)

California	95-3775816
(State or other jurisdiction of incorporation or organization	(I.R.S. employer identification no.)

19001 South Western Avenue Torrance, CA	90509
(Address of Principal Executive Offices)	(Zip Code)

Demand Notes

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State New York, NY	2 Rector Street, N.Y., NY 10006, and Albany, 12203

Federal Reserve Bank of New York	33 Liberty Plaza, N.Y., NY 10045

Federal Deposit Insurance Corporation	Washington, DC 20429

New York Clearing House Association	New York, NY 10005

(b)	Whether it is authorized to exercise corporate trust powers.

       Yes.

2.	Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None

16    List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York. A New York banking corporation, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the 19th day of April, 2002.

The Bank of New York, as Trustee for

By:	/s/ JOHN BOBKO